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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-101685 and 333-52240) of our report dated February 7, 2003, with respect to the consolidated financial statements and schedule of Catuity, Inc. included in Catuity, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

                                            /s/ Ernst & Young LLP


Detroit, Michigan
March 27, 2003